UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2015

Date of reporting period:  August 31, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

THE APPLETON
GROUP PLUS FUND

August 31, 2014

Investment Advisor

The Appleton Group, LLC
100 West Lawrence Street
Appleton, Wisconsin 54911

Phone: 1-866-993-7767
www.appletongroupfunds.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	5
INVESTMENT HIGHLIGHTS	7
SCHEDULE OF INVESTMENTS	10
STATEMENT OF ASSETS AND LIABILITIES	11
STATEMENT OF OPERATIONS	12
STATEMENTS OF CHANGES IN NET ASSETS	13
FINANCIAL HIGHLIGHTS	14
NOTES TO FINANCIAL STATEMENTS	15
BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	21
NOTICE OF PRIVACY POLICY & PRACTICES	26
ADDITIONAL INFORMATION	27

Greetings from The Appleton Group LLC, advisor to The Appleton Group PLUS Fund:

It’s been a solid past six months for shareholders of The Appleton Group PLUS Fund (the “Fund”) as a consistent upward trend has continued for the start of the year.  For the six months ended  August 31, 2014, the Fund rose by 5.39%.  This compares to the S&P 500 Total Return  Index (our primary benchmark) which was up 8.84% for the same period and to the Dow Jones U.S. Moderate Portfolio Index (our secondary benchmark) which was up a more modest 4.65% for the same period.

Both of these benchmarks represent “buy & hold” strategies, and as such the performance reflects appreciation for the overall market, which has been fueled by the ongoing $4 trillion dollar stimulus efforts of the Federal Reserve.  We believe it is highly probable that much (if not all) of the market appreciation since 2008 has been achieved as a result of this stimulus and that without additional future stimulus of equal or greater size current market levels are unsustainable.  Thus, we continue to employ a prudently defensive strategy that we believe can help to mitigate the risk that future stimulus will be ineffective.

Over the past six months, the Fund has continued to have exposure to a number of broad market segments, which has directly led to our positive performance, including large-, small-, and mid-cap U.S. equities, developed and emerging international markets, U.S. real estate, as well as companies with a commodity focus.  We continue to have a targeted maximum allocation of 11% to any single position in the Fund, and as such we continue to be quite well diversified.  But as there continues to be a bias in the markets toward large-cap stocks, we currently sport the largest exposure in the Fund to this segment of the markets.

We believe there will continue to be two main drivers of market performance going forward: the possibility of additional future stimulus (which should continue to prop up the markets); or an acceptance by the Fed that stimulus alone cannot be relied upon to create sustainable economic benefit (which could create significant downside risk).

It is truly impossible to predict how the permanent unwinding of the Fed’s massive bond buying program will affect the markets as this type of a program has never existed before – a large-scale rotation out of fixed income assets could be very good for the markets, or rising interest rates and inflation could undo much of the market’s advance of the past four years.  But as it took over $16 trillion of Congressional and Federal Reserve stimulus since year 2000 just to keep the markets largely at breakeven (when adjusted for inflation), there may be little political appetite for more debt.

As has occasionally been the case with our discipline, any period of market volatility that creates a downward trend will provoke a necessary defensive shift in order to help manage the risk of catastrophic losses.  Our strategy has never sought to eliminate risk, as risk-free investing in the current interest rate environment is nearly certain to produce minimal gains going forward.  With this reality in mind, our Fund will continue to invest in a variety of exchange traded funds (ETFs) that we believe offer the potential to grow during periods of upward rising trends and reduce or eliminate these positions when it becomes evident that those rising trends have likely run their course.

It is worth noting that our active trend-following management style continues to focus on investment risk management which can on occasion result in higher portfolio turnover compared to less flexible investment strategies.

We pledge to you our continued best efforts to navigate this current economic recovery.  Our door is always open to you, our shareholders, and we invite you to feel free to contact us at any time.

Sincerely,
Mark C. Scheffler
Senior Portfolio Manager, Founder

The opinions expressed above are those of Mark C. Scheffler, are subject to change and should not be considered investment advice.

Please refer to page 8 for complete performance information.  Past performance is no guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Because the Fund is a “fund of funds”, the cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the funds in which it invests.  The Fund will bear its share of fees and expenses of the underlying funds in addition to indirectly bearing the principal risks of those funds.  The fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested.  However, a mutual fund investor’s risk is limited to the amount of investment in the mutual fund.  ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact a fund’s ability to sell its shares.  Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Investments in international securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations.  Investors should be aware of risks involved with investing REITS and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  This Fund may experience a high portfolio turnover rate.

Diversification does not assure a profit or protect against a loss in a declining market.

The S&P 500 Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Moderate U.S. Portfolio Index is part of the Dow Jones Relative Risk Index series, which measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk to all-stock portfolios.  The specific percentage of all-stock portfolio risk reflected in the Dow Jones Moderate U.S. Portfolio Index is 60%.  Three major asset classes in sub-indexes of the Dow Jones Relative Risk Indexes are stocks, bonds and cash, and the weighting of each one should not go below 5%.

You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Appleton Group PLUS Fund is distributed by Quasar Distributors, LLC.

THE APPLETON GROUP PLUS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014–August 31, 2014).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution and service (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Continued

THE APPLETON GROUP PLUS FUND
Expense Example (Continued)
(Unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2014 -
	March 1, 2014	August 31, 2014	August 31, 2014*
Actual	$1,000.00	$1,053.90	$8.28
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.14	$8.13

*	Expenses are equal to the Funds’ annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

THE APPLETON GROUP PLUS FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is to maximize total return (capital appreciation plus income). Under normal market conditions, the Advisor seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among shares of different exchange-traded funds (“ETFs”). ETFs are open-end investment companies that generally track a securities index or basket of securities. In selecting investments for the Fund, the Advisor uses a proprietary asset allocation model, which focuses on historical patterns of market indices which the ETFs track, as well as the market as a whole. The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, or political conditions.

Portfolio Allocation
As of August 31, 2014
% of Investments

Continued

THE APPLETON GROUP PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns—For Periods Ended August 31, 2014

				Since
				Inception
	1 Year	3 Year	5 Year	(May 2, 2005)
The Appleton Group PLUS Fund	19.17%	9.04%	4.70%	2.10%
S&P 500 Total Return Index	25.25%	20.61%	16.88%	8.27%
Dow Jones U.S. Moderate Portfolio Index	16.61%	13.72%	12.77%	7.95%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-993-7767.

Investment performance for the Fund reflects the waiver and recovery of previously waived expenses by the Advisor. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graph assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph below illustrates performance of a hypothetical investment made in the Fund and broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Total Return Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones U.S. Moderate Portfolio Index is part of the Dow Jones Relative Risk Index series, which measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk to an all-stock portfolio. The specific percentage of all-stock portfolio risk reflected in the Dow Jones U.S. Moderate Portfolio Index is 60%. Three major asset classes in sub indexes of the Dow Jones Relative Risk Indexes are stocks, bonds and cash, and the weighting of each one should not go below 5%.

One cannot invest directly in an index.

Continued

THE APPLETON GROUP PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*  Inception Date

THE APPLETON GROUP PLUS FUND

Schedule of Investments

August 31, 2014 (Unaudited)
Ticker Symbol: AGPLX

	Shares	Value
EXCHANGE TRADED FUNDS 91.42%
iShares Core S&P Mid-Cap ETF	18,832	$2,705,782
iShares MSCI ACWI ETF	77,417	4,716,243
iShares Russell 1000 Value ETF	46,340	4,756,337
iShares Russell 2000 Value ETF	22,589	2,271,324
iShares US Real Estate ETF	60,662	4,501,120
Materials Select Sector SPDR Fund	46,805	2,365,057
Powershares QQQ Trust Series 1	43,114	4,301,915
SPDR S&P 500 ETF Trust	23,784	4,773,687
Vanguard FTSE Emerging Markets ETF	88,527	4,019,126
TOTAL EXCHANGE TRADED FUNDS (Cost $29,271,456)		34,410,591

TOTAL INVESTMENTS (Cost $29,271,456) 91.42%		34,410,591
Other Assets in Excess of Liabiliies 8.58%		3,228,112
TOTAL NET ASSETS 100.00%		$37,638,703

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Statement of Assets and Liabilities

August 31, 2014 (Unaudited)

Assets
Investments, at value (cost $29,271,456)	$34,410,591
Cash	3,324,890
Other assets	9,021
Total Assets	37,744,502

Liabilities
Payable to Advisor	27,069
Payable to affiliates	32,996
Accrued distribution fees	25,122
Accrued expenses and other liabilities	20,612
Total Liabilities	105,799

Net Assets	$37,638,703

Net Assets Consist Of:
Paid-in capital	$34,406,336
Undistributed net investment income	46,965
Accumulated net realized loss	(1,953,733)
Net unrealized appreciation on investments	5,139,135
Net Assets	$37,638,703

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	3,439,822
Net asset value, redemption price and offering price per share	$10.94

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Statement of Operations

For the Six Months Ended August 31, 2014 (Unaudited)

Investment Income
Dividend income	$373,164
Interest income	261
Total Investment Income	373,425

Expenses
Advisory fees	185,299
Distribution fees	46,324
Administration fees	24,272
Fund accounting fees	14,817
Transfer agent fees and expenses	14,770
Federal and state registration fees	9,784
Legal fees	7,808
Audit and tax fees	7,136
Chief Compliance Officer fees	4,048
Custody fees	3,312
Reports to shareholders	2,936
Trustees’ fees and related expenses	2,402
Other expenses	2,230
Total Expenses	325,138
Less waivers and reimbursement by Advisor	(28,660)
Net Expenses	296,478

Net Investment Income	76,947

Realized and Unrealized Gain on Investments
Net realized gain on investments	1,815,991
Change in net unrealized appreciation on investments	40,245
Net Realized and Unrealized Gain on Investments	1,856,236
Net Increase in Net Assets from Operations	$1,933,183

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Statements of Changes in Net Assets

	Six Months Ended
	August 31, 2014	Year Ended
	(Unaudited)	February 28, 2014
From Operations
Net investment income	$76,947	$14,583
Net realized gain on investments	1,815,991	2,179,623
Change in net unrealized
appreciation on investments	40,245	2,273,386
Net increase in net assets from operations	1,933,183	4,467,592

From Capital Share Transactions
Proceeds from shares sold	1,400,073	3,374,056
Payments for shares redeemed	(3,081,086)	(7,319,570)
Net decrease in net assets
from capital share transactions	(1,681,013)	(3,945,514)
Total increase in net assets	252,170	522,078

Net Assets
Beginning of period	37,386,533	36,864,455
End of period	$37,638,703	$37,386,533

Undistributed Net Investment Income (Loss)	$46,965	$(29,982)

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Financial Highlights

	Six Months
	Ended
	August 31,
	2014	Year Ended February 28,
	(Unaudited)	2014	2013	2012	2011	2010
Net Asset Value,
Beginning of Period	$10.38	$9.19	$9.04	$9.78	$9.36	$8.00

Income (loss) from
investment operations:
Net investment income (loss)	0.02	0.00 (1)	0.07	(0.01)	0.06	0.01
Net realized and unrealized
gain (loss) on investments	0.54	1.19	0.15	(0.72)	0.42	1.35
Total from investment operations	0.56	1.19	0.22	(0.73)	0.48	1.36

Less distributions paid:
From net investment income	—	—	(0.07)	(0.01)	(0.06)	—
Total distributions paid	—	—	(0.07)	(0.01)	(0.06)	—
Net Asset Value,
End of Period	$10.94	$10.38	$9.19	$9.04	$9.78	$9.36
Total Return(2)	5.39%	12.95%	2.45%	(7.39%)	5.11%	17.00%

Supplemental Data and Ratios:
Net assets at
end of period (000’s)	$37,639	$37,387	$36,864	$41,964	$53,412	$44,425
Ratio of expenses
to average net assets:
Before waivers, reimbursements
and recoupments
of expenses(3)(4)	1.75%	1.80%	1.83%	1.75%	1.75%	1.84%
After waivers, reimbursements
and recoupments
of expenses(3)(4)	1.60%	1.73%	1.83%	1.75%	1.75%	2.00%
Ratio of net investment income (loss)
to average net assets:
Before waivers,
reimbursements and
recoupments of expenses(4)	0.26%	(0.03%)	0.74%	(0.09%)	0.70%	0.25%
After waivers,
reimbursements and
recoupments of expenses(4)	0.41%	0.04%	0.74%	(0.09%)	0.70%	0.09%
Portfolio turnover rate(2)	43.55%	190.86%	224.08%	386.54%	208.93%	395.33%
________

(1)	Less than 0.5 percent per share.
(2)	Not annualized for periods less than a full year.
(3)	Does not include expenses of ETFs in which the Fund invests.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements
August 31, 2014 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Appleton Group PLUS Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is to maximize total return (capital appreciation plus income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Redeemable securities issued by open-end, registered investment companies, such as money market funds, are valued at the NAVs of such companies for purchase and/ or redemption orders placed that day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Equity
Exchange Traded Funds	$34,410,591	$—	$—	$34,410,591
Total Equity	34,410,591	—	—	34,410,591
Total Investments
in Securities	$34,410,591	$—	$—	$34,410,591

During the year ended August 31, 2014, no securities were transferred into or out of Level 1 or 2. The Fund held no Level 3 securities throughout the period.
The Fund did not hold financial derivative instruments during the periods presented.

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

(b) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c) Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(f) Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or other equitable means.
(g) Other
Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
(3)	Federal Tax Matters
The tax character of distributions paid during the years ended February 28, 2014 and February 28, 2013 were as follows:

	Ordinary	Long-term
	Income	Capital Gain
February 28, 2014:	$—	$—
February 28, 2013:	$287,860	$—

As of February 28, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$32,374,420
Gross tax unrealized appreciation	5,060,452
Gross tax unrealized depreciation	—
Net unrealized appreciation	5,060,452
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(3,761,268)
Total accumulated gain	$1,299,184

The difference between book and tax basis cost of investments is attributable primarily to the tax deferral of losses on wash sales.
On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Undistributed
	Net Investment	Accumulated Net	Paid-in
	Income	Realized Gain	Capital
The Appleton Group PLUS Fund	$3	$—	$(3)

At February 28, 2014, the Fund deferred, on a tax basis, a post-December late-year ordinary loss of $29,982, which will be recognized in the following year.

The Fund intends to utilize provisions of the federal income tax laws that allow it to carry a pre-fiscal 2012 capital loss forward for eight years and a post-fiscal 2011 capital loss forward indefinitely following the year of loss and offset such losses against any future realized capital gains. At February 28, 2014, the Fund had capital loss carryforwards as follows:

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

	Short-Term
	Capital Loss
Generated	Carryforward	Expiration
February 28, 2009	$1,570,429	February 28, 2017
February 28, 2010	$1,941,900	February 28, 2018
February 28, 2011	$ 218,957	February 28, 2019

The Fund utilized $1,511,455 of short-term capital losses in the fiscal year 2014.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 28, 2014. Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal year 2014. At February 28, 2014, the fiscal years 2011 through 2014 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse the Fund’s other expenses at least through June 28, 2016 to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of dividends on short positions, brokerage and commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed 1.60% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The following table shows the remaining waived expenses subject to potential recovery expiring:

February 28, 2017	$25,397
August 31, 2017	$28,660

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the six months ended August 31, 2014, the Fund incurred expenses of $46,324 pursuant to the 12b-1 Plan.

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  The following table details the fees earned for each service during the period ended August 31, 2014, as well as the fees owed as of August 31, 2014.

	Fees Earned	Fees Owed as of
	During Period	August 31, 2014
Administration	$24,272	$14,463
Accounting	14,817	7,552
Custody	3,312	1,665
Transfer agent	14,770	7,259

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.
Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended August 31, 2014, the Fund was allocated $4,048 of the Trust’s Chief Compliance Officer fee.  At August 31, 2014, the Fund owed fees of $2,058 to USBFS for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	August 31, 2014	February 28, 2014
Shares sold	132,383	347,007
Shares redeemed	(295,827)	(755,905)
Net decrease	(163,444)	(408,898)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended August 31, 2014, were $14,319,399 and $15,332,419 respectively. The Fund did not have any purchases or sales of long-term U.S. Government securities.

THE APPLETON GROUP PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 13, 2014 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of The Appleton Group PLUS Fund (the “Fund”), a series of the Trust, and The Appleton Group, LLC the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2015.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Appleton to the Fund and the amount of time devoted to the Fund’s affairs by Appleton’s staff.  The Trustees considered Appleton’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Mark C. Scheffler and Peter A. Mutschler, the Fund’s portfolio managers, and other key personnel at Appleton involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of Appleton’s compliance program and discussed Appleton’s marketing activity.  The Trustees noted that during the course of the prior year they had met with Appleton in person and telephonically to discuss performance, marketing and compliance with respect to the Fund.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of Appleton,

THE APPLETON GROUP PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

including its use of Charles Schwab Institutional as its primary broker, noting this relationship and the single brokerage approach is reviewed annually by Mr. Scheffler.  The Trustees discussed in detail Appleton’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Appleton’s compliance program and Appleton’s marketing activity.  The Trustees concluded that Appleton has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Appleton Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as Appleton’s compliance program, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND APPLETON

In assessing the quality of the portfolio management services delivered by Appleton, the Trustees compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the S&P 500 Index, and in comparison to a peer group of U.S. open-end tactical allocation funds, as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).

The Trustees noted that the Fund’s performance for the year-to-date and one-year periods ended April 30, 2014 was above the Morningstar Peer Group median, with each falling within the second quartile.  The Fund’s performance for the three-year and five-year periods ended April 30, 2014 was below the Morningstar Peer Group median, falling within the fourth and third quartiles, respectively.  The Trustees also reviewed the Fund’s performance for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2014, and noted that it lagged the S&P 500 Index for each period.  The Trustees also reviewed information on the historical composite performance of other separately-managed accounts of Appleton that were similar to the Fund in terms of investment strategy, noting that for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2014, the Fund’s performance was somewhat lower than the performance of the separately-managed accounts.

The Trustees also compared the short-term and long-term performance of the Fund in comparison to a limited segment of the Morningstar Peer Group consisting only of funds-of-funds (the “Morningstar Funds-of-Funds Peer Group”).  The Trustees noted that the Fund’s performance for the year-to-date and one-year periods ended April 30, 2014 was above the Morningstar Funds-of-Funds Peer Group median, falling within the first and second quartiles, respectively.  The Fund’s performance for the three-year and five-year periods ended April 30, 2014 was below the Morningstar Funds-of-Funds Peer Group median, falling within the fourth and third quartiles, respectively.

In addition to the foregoing, the Trustees also compared the short-term and long-term performance of the Fund in comparison to a peer group of four open-end funds selected by Appleton that, in Appleton’s determination, were similar to the Fund in how they manage risk (the “Adviser Peer Group”).  The Trustees noted that the Fund’s performance for the year-to-date, one-year, three-year, and five-year periods ended April 30, 2014 was

THE APPLETON GROUP PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

ahead of the Appleton Peer Group median in each case, and was the best of the Adviser Peer Group for the one-year and five-year periods.

After considering all of the information, the Trustees concluded that the performance obtained by Appleton for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Appleton’s continued management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY APPLETON

The Trustees considered the cost of services and the structure of Appleton’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, the Morningstar Funds-of-Funds Peer Group, the Appleton Peer Group, and Appleton’s separately-managed accounts, as well as the fee waivers and expense reimbursements provided by Appleton.

The Trustees also considered the overall profitability of Appleton, reviewing Appleton’s financial information and noted that Appleton had subsidized the Fund’s operations following the Fund’s inception and had fully recouped those subsidies.  The Trustees further noted Appleton had waived management fees during the past year to the extent necessary to operate the Fund at its expense cap of 1.60%.  The Trustees examined the level of profits realized by Appleton from the fees payable under the Appleton Advisory Agreement and the expense subsidization undertaken by Appleton, as well as the Fund’s brokerage arrangements, noting that Appleton makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 19, 2014 Meeting and the August 13, 2014 Meeting, as well as the presentations made by Appleton over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% was at the top of the second quartile and equal to the Morningstar Peer Group average.  The Trustees next compared the Fund’s contractual management fee to the Morningstar Funds-of-Funds Peer Group, noting that the Fund’s fee of 1.00% was at the top of the second quartile, above the Morningstar Funds-of-Funds Peer Group average of 0.85%, which fell into the second quartile.  The Trustees also compared the Fund’s contractual management fee with the Appleton Peer Group, noting that the Fund’s contractual management fee of 1.00% fell into the third quartile and ranked above the Appleton Peer Group average of 0.84%, which fell within the second quartile.

The Trustees noted that the Fund was currently operating at its expense cap of 1.60%.  The Trustees observed that the Fund’s net expense ratio, excluding the Fund’s 0.25% Rule 12b-1 fee of 1.35%, fell within the second quartile, compared to the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.40%, which also fell within the second quartile.  The Trustees also noted that the Fund’s net expense ratio, excluding the Fund’s

THE APPLETON GROUP PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

0.25% Rule 12b-1 fee, of 1.35% fell within the second quartile, compared to the Morningstar Funds-of-Funds Peer Group average (which excludes Rule 12b-1 fees) of 1.41%, which fell within the third quartile.  The Trustees then compared the Fund’s net expense ratio, minus the Fund’s 0.25% Rule 12b-1 fee, of 1.35% with the Appleton Peer Group, noting that the Fund fell at the top of the fourth quartile, above the Appleton Peer Group average (which excludes Rule 12b-1 fees) of 1.10%, which fell within the second quartile.

The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of Appleton that were similar to the Fund in terms of investment discipline and asset allocation techniques and noted that the Fund’s management fees were significantly less than the combined advisory fee and management fee charged to Appleton’s separately-managed accounts.

The Trustees concluded that the Fund’s expenses and the management fees paid to Appleton were fair in light of the comparative expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that Appleton’s profit from sponsoring the Fund had not been, and currently was not, excessive and that Appleton had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group, Morningstar Funds-of-Funds Peer Group and Appleton Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to Appleton’s fee structure and any applicable fee waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between Appleton and the Fund at the Fund’s current asset level.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Appleton from its association with the Fund.  The Trustees examined the brokerage and commissions of Appleton with respect to the Fund, noting that Appleton receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits Appleton may receive, such as greater name recognition, growth in separate account management services or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

THE APPLETON GROUP PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2015 as being in the best interests of The Appleton Group PLUS Fund and its shareholders.

THE APPLETON GROUP PLUS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

THE APPLETON GROUP PLUS FUND
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-993-7767.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	34	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette		(an open-end
			University		investment
			(2004-present).		company with
					two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	34	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986-present).		(an open-end
					investment
					company with
					two portfolios).

THE APPLETON GROUP PLUS FUND
Additional Information (Continued)
(Unaudited)
Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jonas B. Siegel	Trustee	Indefinite	Retired. Managing	34	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 71		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994-2011).		Multi-
Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramuis
IDF fund
complex (two
closed-end
investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).
Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	34	Trustee, Buffalo
615 E. Michigan St.	and Trustee	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202		August 22,	Bancorp Fund		end investment
Age: 52		2001	Services, LLC		company with
			(1994-present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

THE APPLETON GROUP PLUS FUND
Additional Information (Continued)
(Unaudited)
Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004-present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002-present).
Financial and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 35		2005	(2004-present).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer, Vice	Since	U.S. Bancorp Fund
Age: 54	President	July 1,	Services, LLC
	and	2014	(January 2014-
	Anti-Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010-2013);
Vice President,
Ariel Investments,
LLC (2003-2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp
Age: 32		2011	Fund Services, LLC
(2008-present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-993-7767. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record during the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Fund toll free at 1-866-993-7767 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-993-7767 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

THE APPLETON GROUP PLUS FUND

Investment Advisor	The Appleton Group, LLC
100 West Lawrence Street
Appleton, Wisconsin 54911

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 7, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Trust for Professional Managers

By (Signature and Title)*                    /s/John Buckel
John Buckel, President

Date         11/5/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/John Buckel
John Buckel, President

Date      11/5/14

By (Signature and Title)*                    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date      11/5/14

* Print the name and title of each signing officer under his or her signature.